SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                April 22, 2003
            ------------------------------------------------------

               Date of report (Date of earliest event reported)


                         STONE & WEBSTER, INCORPORATED
            ______________________________________________________
              (Exact Name of Registrant as Specified in Charter)



     Delaware                        1-1228                       13-5416910
     --------                        ------                       ----------
(State or Other                    (Commission                  (IRS Employer
Jurisdiction of                    File Number)              Identification No.)
 Incorporation)


           45 Milk Street, Boston, Massachusetts               02109
      -------------------------------------------------------------------
           (Address of principal executive offices)         (zip code)

                                (617) 778-7333
      -------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                 245 Summer Street, Boston Massachusetts 02210
      -------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Item 9.  Regulation FD Disclosure.

         As previously reported to the Securities and Exchange Commission, on June 2, 2000, Stone & Webster, Incorporated (the "Company"), and certain of its direct and indirect subsidiaries and affiliates (the "Subsidiaries", and together with the Company, the "Debtors"), each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code 11 U.S.C. ss.ss. 101-1330 (the "Bankruptcy Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

         On April 22, 2003, the Debtors filed with the Bankruptcy Court (i) the Amended Joint Plan of Reorganization (the "Plan"), supported and co-proposed by the Official Committee of Unsecured Creditors and Federal Insurance Company, which sets forth how claims against and interests in the Debtors will be treated and (ii) the related Disclosure Statement (the "Disclosure Statement") which describes the Debtors' history, significant events occurring in the Debtors' Chapter 11 cases and a summary and analysis of the Plan. The Debtors have requested that the Bankruptcy Court approve the Disclosure Statement as containing adequate information as such term is defined in Section 1125 of the Bankruptcy Code and to permit the solicitation of votes from creditors on whether to accept the Plan. The Disclosure Statement must be approved by the Bankruptcy Court before it can be sent to creditors for their consideration.

         A copy of the Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

         In addition, on April 22, 2003 the Official Committee of Equity Holders submitted a Plan of Reorganization (the "Equity Plan") and Disclosure Statement (the "Equity Disclosure Statement") to the Bankruptcy Court, to represent the interests of the holders of the Company's common stock.

         A copy of the Equity Plan and the Equity Disclosure Statement are attached hereto as Exhibits 99.3 and 99.4, respectively, and incorporated by reference herein.

         This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. The Plan and the Disclosure Statement filed as exhibits hereto may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Debtors assume no obligations to update or revise any such forward- looking statements. Such statements could be subject to risk and uncertainty that exist in the operations of the Debtors that could render actual outcomes and results materially different from those predicted. These risks and uncertainties include, without limitation, risks and uncertainties disclosed in the Company's filings with the Securities and Exchange Commission as well as the Debtors' inability to confirm and implement the Plan.


Item 7(c).  Financial Statements and Exhibits.

(c) Exhibits:

         Number            Description
         ------            -----------

         99.1 Amended Joint Plan of Reorganization of Stone & Webster, Incorporated and certain of its direct and indirect subsidiaries

         99.2 Disclosure Statement of Stone & Webster, Incorporated and certain of its direct and indirect subsidiaries

         99.3     Third Amended and Restated Plan of Liquidation of the
                  Official Committee of Equity   Holders of Stone & Webster,
                  Incorporated

         99.4 Disclosure Statement with Respect to Third Amended and Restated Plan of Liquidation of the Official Committee of Equity Holders of Stone & Webster, Incorporated




                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 STONE & WEBSTER, INCORPORATED

                                 By: /s/James P. Carroll
                                    ----------------------------------
                                       Name:  James P. Carroll
                                       Title: President and
                                                Chief Restructuring Officer



Date:    May 2, 2003





                               INDEX TO EXHIBITS

         Number            Description
         ------            -----------

         99.1 Amended Joint Plan of Reorganization of Stone & Webster, Incorporated and certain of its direct and indirect subsidiaries

         99.2 Disclosure Statement of Stone & Webster, Incorporated and certain of its direct and indirect subsidiaries

         99.3 Third Amended and Restated Plan of Liquidation of the Official Committee of Equity Holders of Stone & Webster, Incorporated

         99.4 Disclosure Statement with Respect to Third Amended and Restated Plan of Liquidation of the Official Committee of Equity Holders of Stone & Webster, Incorporated